Exhibit 99.2

Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Conductus, Inc. for the nine month period ended September 30, 2002, I, Ron Wilderink, Chief Financial Officer, of Conductus, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  such Form 10-Q for the nine month period ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in such Form 10-Q for the nine month period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Conductus, Inc.

November 14, 2002	/s/ Ron Wilderink
Date	Ron Wilderink
Vice President of Finance Chief Financial Officer and Secretary